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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 11, 2002
                                                          --------------



                             ADMIRALTY BANCORP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




           DELAWARE                 0-24891                    65-0405207
            --------              ------------                -------------
(State or other jurisdiction      (Commission                 (IRS Employer
    of incorporation)             File Number)              Identification No.)



    4400 PGA BOULEVARD
PALM BEACH GARDENS, FLORIDA                                      33410
---------------------------                                      -----
(Address of principal executive offices)                       (Zip Code)




        Registrant's telephone number, including area code (561) 624-4701
                                                           --------------




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ITEM 5.  OTHER EVENTS.
         ------------

         The Registrant issued a press release on April 11, 2002 announcing its results for the first quarter of 2002.



ITEM 7.  EXHIBITS.
         --------

         The following exhibit is filed with this Current Report on Form 8-K.


         EXHIBIT NO.       DESCRIPTION
         -----------       -----------
             99            Press release announcing the Registrant's results for
                           the first quarter of 2002.








































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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, Admiralty Bancorp, Inc., has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     ADMIRALTY BANCORP, INC.
                                                     ------------------------
                                                          (Registrant)



Dated: April 11, 2002                                By: /s/ KEVIN SACKET
                                                         --------------------
                                                         KEVIN SACKET
                                                         Treasurer








































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


                                  EXHIBIT INDEX
                                  -------------

                           CURRENT REPORT ON FORM 8-K
                           --------------------------





Exhibit No.       Description                                          Page No.
-----------       -----------                                          --------

    99            Press release announcing the  Registrant's              5-8
                  results for the first quarter of 2002.












































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